UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

25 Hartwell Avenue

Lexington, MA 02421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 13, 2016, GI Dynamics, Inc. (the “Company”) issued a press release advising that the Company received email correspondence advising that the Medical Device Branch of the Australian Therapeutic Goods Administration (“TGA”) has recommended that the Company’s EndoBarrier device inclusion on the Australian Register of Therapeutic Goods (“ARTG”) be cancelled.

On September 14, 2016, GI Dynamics, Inc. (the “Company”) issued a press release indicating that the Company received formal notification from the TGA of the cancellation of EndoBarrier device’s inclusion on the ARTG taking effect on October 12, 2016.

The full text of the September 13, 2016 and September 14, 2016 press releases are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: September 14, 2016	/s/ James Murphy
James Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on September 13, 2016.

99.2	Press release issued by the Company on September 14, 2016.